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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 31, 2006


                                 MM2 GROUP, INC.
             (Exact name of registrant as specified in its charter)


              New Jersey                  000-50292            20-2554835
    (State or other jurisdiction         (Commission           (IRS Employer
           of incorporation)              File Number)      Identification No.)


               750 Route 34, Matawan, New Jersey                   07747
           (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (732) 441-7700

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 8 - OTHER EVENTS
ITEM 8.01 OTHER EVENTS.

MM(2) Group, Inc. (the "Company") announced, in a press release dated April 13, 2006, that it will acquire Genotec Nutritionals, Inc. ("Genotec"), a New York-based manufacturer and distributor of nutritional supplements and vitamins. The Company and Genotec entered into a Letter of Intent that set forth the terms of the transaction. The parties will consummate the transaction, which is subject to due diligence and the usual and customary closing conditions, through the execution of a definitive agreement, which is expected to close in May 2006. The Letter of Intent and the press release are attached as exhibits herein.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


(d)  Exhibits

     10.1 Letter of Intent between MM(2) Group, Inc. and Genotec Nutritionals, Inc. dated March 31, 2006.
     99.1 Press release dated April 13, 2006 entitled: "MM2 Group To Acquire Nutraceutical Company".



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MM(2) Group, Inc
                                            --------------------
                                            (Registrant)

Date: April 21, 2006

By:  /s/ Mark Meller
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     Mark Meller
     President, Chief Executive Officer
     and Chief Financial Officer

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                                INDEX OF EXHBIITS

     10.1 Letter of Intent between MM(2) Group, Inc. and Genotec Nutritionals, Inc. dated March 31, 2006.

     99.1 Press release dated April 13, 2006 entitled: "MM2 Group To Acquire Nutraceutical Company".































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